                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

            SERIES B ZERO COUPON SENIOR EXCHANGEABLE NOTES DUE 2023
                          FOR ANY AND ALL OUTSTANDING
                 ZERO COUPON SENIOR EXCHANGEABLE NOTES DUE 2023
                      (CUSIP NOS. 629568AK2 AND 629568AJ5
                    ISIN NOS. US629568AK22 AND US629568AJ58)

                                       OF

                            NABORS INDUSTRIES, INC.
                                 GUARANTEED BY
                             NABORS INDUSTRIES LTD.
PURSUANT TO, AND SUBJECT TO THE TERMS AND CONDITIONS DESCRIBED IN, THE OFFERING
                        CIRCULAR DATED NOVEMBER 12, 2004

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 10, 2004, UNLESS EARLIER TERMINATED OR EXTENDED.

                 The Exchange Agent for the Exchange Offer is:
                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

                         By Hand or Overnight Delivery:
                J.P. Morgan Trust Company, National Association
                          Institutional Trust Services
                          2001 Bryan Street, 9th floor
                              Dallas, Texas 75201
                               Attn: Frank Ivins
                            Personal & Confidential
                     Nabors Industries, Inc. Exchange Offer

                        If by Regular or Certified Mail:
                J.P. Morgan Trust Company, National Association
                          Institutional Trust Services
                                 P.O. Box 2320
                            Dallas, Texas 75221-2320
                               Attn: Frank Ivins
                            Personal & Confidential
                     Nabors Industries, Inc. Exchange Offer

                   By Facsimile Transmission: (214) 468-6464

                 For Confirmation by Telephone: (800) 275-2048

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

     Capitalized terms used but not defined herein shall have the same meaning given them in the offering circular of Nabors Industries, Inc. (the "Company") and its parent company, Nabors Industries Ltd., a Bermuda exempted company ("Nabors" and together with the Company, the "Offerors"), dated November 12, 2004 (as may be amended and supplemented from time to time, the "Offering Circular").

     This Letter of Transmittal ("Letter") need not be completed if (a) Zero Coupon Senior Exchangeable Notes Due 2023 of the Company (the "Old Securities"), guaranteed by Nabors, are being tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer -- Procedures for Exchange" and (b) an

"agent's message" is delivered to the Exchange Agent as described in the Offering Circular under "The Exchange Offer -- Procedures for Exchange -- Tender of Old Securities Through DTC."

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If Old Securities are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2 below.

     This Letter relates to the offer (the "Exchange Offer") of the Offerors to exchange $1,000 principal amount of the Company's Series B Zero Coupon Senior Exchangeable Notes Due 2023 (the "New Securities"), guaranteed by Nabors, for each $1,000 principal amount of validly tendered and accepted outstanding Old Securities. The Exchange Offer is made upon the terms and subject to the conditions contained in the Offering Circular.

     All tenders of Old Securities pursuant to the Exchange Offer must be received by the Exchange Agent prior to 12:00 midnight, New York City time, on December 10, 2004 unless extended or earlier terminated by us (the "Expiration Date"). The Offerors will notify holders of the Old Securities of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     The Exchange Offer is subject to certain conditions precedent as set forth in the Offering Circular under the caption "The Exchange Offer -- Conditions to the Exchange Offer."

     This Letter is to be completed by a holder of Old Securities if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer -- Procedures for Exchange," but only if an agent's message is not delivered through DTC's Automated Tender Offer Program ("ATOP"). Tenders by book-entry transfer may also be made through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will also send an agent's message to the Exchange Agent for its acceptance. The agent's message will state that DTC has received an express acknowledgment from the tendering holder of Old Securities, which acknowledgment will confirm that such holder of Old Securities received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter, and that the Offerors may enforce this Letter against such holder of Old Securities. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter by the DTC participant identified in the agent's message. Accordingly, this Letter need not be completed by a holder tendering through ATOP.

     Holders of Old Securities who are unable to deliver confirmation of the book-entry tender of their Old Securities into the Exchange Agent's account at DTC and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date must tender their Old Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Exchange -- Guaranteed Delivery Procedures" section of the Offering Circular.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Securities to which this Letter relates. If Old Securities are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2 below.

---------------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF UNRESTRICTED OLD SECURITIES
                                                      (CUSIP NO. 629568AK2)
---------------------------------------------------------------------------------------------------------------------------------
                                                             CERTIFICATE          AGGREGATE PRINCIPAL
   NAMES(S) & ADDRESS(ES) OF REGISTERED HOLDERS(S)       NUMBER(S)/ ACCOUNT            AMOUNT OF             PRINCIPAL AMOUNT
             (PLEASE FILL IN, IF BLANK)                      NUMBER(S)*              OLD SECURITIES             TENDERED**
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
                                                                Total
---------------------------------------------------------------------------------------------------------------------------------
 * Need not be completed by holders tendering by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Securities represented by the securities indicated in column 2. Old Securities tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof. See Instruction 1 of the Letter of Transmittal.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF RESTRICTED OLD SECURITIES
                                                      (CUSIP NO. 629568AJ5)
---------------------------------------------------------------------------------------------------------------------------------
                                                             CERTIFICATE          AGGREGATE PRINCIPAL
   NAMES(S) & ADDRESS(ES) OF REGISTERED HOLDERS(S)       NUMBER(S)/ ACCOUNT            AMOUNT OF             PRINCIPAL AMOUNT
             (PLEASE FILL IN, IF BLANK)                      NUMBER(S)*              OLD SECURITIES             TENDERED**
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
                                                                Total
---------------------------------------------------------------------------------------------------------------------------------
 * Need not be completed by holders tendering by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Securities represented by the securities indicated in column 2. Old Securities tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof. See Instruction 1 of the Letter of Transmittal.
---------------------------------------------------------------------------------------------------------------------------------

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

     By execution hereof, the undersigned acknowledges that he or she has received the Offering Circular and this Letter of Transmittal, which together constitute the Exchange Offer, to exchange $1,000 principal amount of New Securities for each $1,000 principal amount of validly tendered and accepted Old Securities, on the terms and subject to the conditions of the Offering Circular.

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Offerors the principal amount of Old Securities indicated above pursuant to the Exchange Offer.

     Subject to, and effective upon, the acceptance of Old Securities tendered hereby, by executing and delivering this Letter (or agreeing to the terms of this Letter pursuant to an agent's message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon the order of the Offerors all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of the Old Securities tendered thereby; (ii) waives any and all rights with respect to the Old Securities tendered; and (iii) releases and discharges the Offerors and the Trustee with respect to the Old Securities from any and all claims such holder may have, now or in the future, arising out of or related to the Old Securities. The undersigned acknowledges and agrees that the tender of Old Securities made hereby may not be withdrawn except in accordance with the procedures set forth in the Offering Circular.

     The undersigned represents and warrants that it has full power and authority to legally tender, exchange, assign and transfer the Old Securities tendered hereby and to acquire the New Securities issuable upon the exchange of such tendered Old Securities, and that, when and if the Old Securities tendered hereby are accepted for exchange, the Offerors will acquire good and unencumbered title to the tendered Old Securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Offerors to be necessary or desirable to transfer ownership of such Old Securities on the account books maintained by DTC.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Offerors) with respect to such Old Securities with full power of substitution to: (i) transfer ownership of such Old Securities on the account books maintained by DTC to, or upon the order of, the Offerors; (ii) present such Old Securities for transfer of ownership on the books of the Company; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities; and (iv) deliver, in book-entry form, the New Securities issuable upon acceptance of the Old Securities tendered hereby, together with any Old Securities not accepted in the Exchange Offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the Exchange Offer as described in the Offering Circular.

     The undersigned acknowledges that the Exchange Offer is being made in reliance upon Section 3(a)(9) of the Securities Act of 1933, as amended (the "Securities Act"), to exempt the Exchange Offer from the registration requirements of the Securities Act. The Exchange Offer is also, pursuant to
Section 18(b)(4)(C) of the Securities Act, exempt from the registration and qualification requirements of state securities laws. We have no contract, arrangement or understanding relating to, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person for soliciting tenders in the Exchange Offer. In addition neither our financial advisor nor any broker, dealer, salesperson, agent or any other person, is engaged or authorized to express any statement, opinion, recommendation or judgment with respect to the relative merits and risks of the Exchange Offer.

     All authority conferred or agreed to be conferred in this Letter shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

     The Exchange Offer is subject to certain conditions as set forth in the Offering Circular under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions

(which may be waived by the Offerors, in whole or in part, in the sole discretion of the Offerors, as more particularly set forth in the Offering Circular), the Offerors may not be required to accept all or any of the Old Securities tendered hereby.

     The undersigned understands that a valid tender of Old Securities is not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Letter (or an agent's message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to the Offerors (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the Old Securities hereunder (including time of receipt) and acceptance of tenders and withdrawals of Old Securities will be determined by the Offerors in their sole judgment (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

     Unless otherwise indicated in the "Special Issuance and Payment Instructions" box, the New Securities will be credited to the DTC account number specified above. In the event that the "Special Issuance and Payment Instructions" box is completed, the undersigned hereby understands and acknowledges that any Old Securities tendered but not accepted in the Exchange Offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that the Offerors have no obligation pursuant to the "Special Issuance and Payment Instructions" box to transfer any Old Securities from the name(s) of the registered holders thereof to the person indicated in such box, if the Offerors do not accept any Old Securities so tendered. The undersigned acknowledges and agrees that the Offerors and the Exchange Agent may, in appropriate circumstances, defer effecting transfer of Old Securities, and may retain such Old Securities, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Offering Circular and this Letter may be directed to the Information Agent, whose address and telephone number appear on the final page of this Letter. See Instruction 7 below.

                               METHOD OF DELIVERY

[ ] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
--------------------------------------------------------------------------------

    Account Number
--------------------------------------------------------------------------------

    Transaction Code Number
--------------------------------------------------------------------------------

                    SIGNATURE(S) OF HOLDER(S) OF OLD SECURITIES

     Must be signed by registered holder(s) of Old Securities exactly as such participant's name appears on a security position listing as the owner of Old Securities, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3.

   Date
         -----------------------------------------------------------------------

   Name(s)
         -----------------------------------------------------------------------

   Capacity
         -----------------------------------------------------------------------

   Address (Include Zip Code)
--------------------------------------------------------------------------------

   DTC Account to which New Securities should be delivered
--------------------------------------------------------------------------------

   Tax Identification or Social Security Number (See Instruction 8)
--------------------------------------------------------------------------------

   Telephone Number (Include Area Code)
--------------------------------------------------------------------------------

                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
                            (SEE INSTRUCTIONS 2 & 6)

     To be completed ONLY if Old Securities not accepted for exchange or New Securities are to be returned by credit to a DTC account number other than the account number specified above.

     Issue New Securities and/or unexchanged Old Securities to:

Name
--------------------------------------------------------------------------------

DTC Account #
--------------------------------------------------------------------------------

Address (Including Zip Code)
--------------------------------------------------------------------------------

                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                              (SEE INSTRUCTION 8)

          MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTIONS 2 & 3 BELOW) (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

Name of Eligible Institution Guaranteeing Signatures
--------------------------------------------------------------------------------

Address (Including Zip Code)
--------------------------------------------------------------------------------

Telephone Number (Including Area Code)
--------------------------------------------------------------------------------

Authorized Signature
--------------------------------------------------------------------------------

Printed Name
--------------------------------------------------------------------------------

Title
--------------------------------------------------------------------------------

Date ------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of Letter of Transmittal. To tender Old Securities in the Exchange Offer, book-entry transfer of the Old Securities into the Exchange Agent's account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter, or an agent's message in lieu of this Letter, and any other documents required by this Letter, must be received by the Exchange Agent, at its address set forth herein, prior to 12:00 midnight New York City time on the Expiration Date. Tenders of Old Securities in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter. Old Securities tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof. Unless otherwise indicated in the Letter of Transmittal, a holder will be deemed to have tendered ALL of the Old Securities represented by the securities listed in the tables entitled "Description of Unrestricted Old Securities" and "Description of Restricted Old Securities" in the Letter of Transmittal.

     THE METHOD OF DELIVERY OF THIS LETTER, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH DTC'S AUTOMATED TENDER OFFER PROGRAM, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD SECURITIES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD SECURITIES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE OFFERORS OR DTC.

     Old Securities tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 12:00 midnight New York City time on the Expiration Date, unless the Exchange Offer is extended, in which case tenders of Old Securities may be withdrawn under the conditions described in the Offering Circular under the caption "The Exchange Offer -- Expiration Date; Extensions; Amendments." In order to be valid, notice of withdrawal of tendered Old Securities must comply with the requirements set forth in the Offering Circular under the caption "The Exchange Offer -- Proper Execution and Delivery of Letter of
Transmittal -- Withdrawal of Tenders."

     2. Signatures on Letter of Transmittal, Powers and Endorsements. This Letter must be signed by or on behalf of the registered holder(s) of the Old Securities tendered hereby. The signature(s) on this Letter must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of Old Securities is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

     If any of the Old Securities tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter.

     If this Letter or any Old Securities or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Offerors, proper evidence satisfactory to the Offerors of its authority so to act must be submitted with this Letter.

     3. Guarantee of Signatures. Except as otherwise provided below, all signatures on a letter of transmittal or a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program or the Stock Exchange Medallion Program. Signatures on this Letter need not be guaranteed if:

     - this Letter is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Old Securities and the holder(s) has not completed the portion entitled "Special Issuance and Payment Instructions" on the letter of transmittal; or

     - the Old Securities are tendered for the account of an Eligible Guarantor Institution (defined below).

     If this Letter is not signed by the holder, the holder must transmit a separate, properly completed power with this Letter (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (defined below).

     An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), means:

          (i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance
     Act);

          (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

          (iii) Credit unions (as that term is defined in Section 19b(l)(A) of the Federal Reserve Act);

          (iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Exchange Act; and

          (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

     For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this Letter should be signed, e.g., "Mary Doe, now by marriage, Mary Jones." For a correction in name, this Letter should be signed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown." In any such case, the signature on this Letter must be guaranteed as provided above, and the holder must complete the Special Issuance and Payment Instructions above.

     You should consult your own tax advisor as to possible tax consequences resulting from the issuance of New Securities, as described above, in a name other than that of the registered holder(s) of the tendered Old Securities.

     4. Transfer Taxes. The Offerors will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Securities to the Offerors in the Exchange Offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

     - if New Securities in book-entry form are to be registered in the name of any person other than the person signing this Letter; or

     - if tendered Old Securities are registered in the name of any person other than the person signing this Letter.

     If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the Letter, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Old Securities tendered by such holder.

     5. Validity of Tender; Irregularities. All questions as to validity, form and eligibility of any tender of the Old Securities hereunder will be determined by the Offerors, in their sole judgment (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. The Offerors reserve the right to waive any irregularities or defects in the tender of any Old Securities and its interpretations of the terms and conditions of this Letter (including these instructions) with respect to such irregularities or defects shall be final and binding. A tender will not be deemed to have been made until all irregularities have been cured or waived.

     6. Special Issuance and Payment Instructions and Special Delivery Instructions. Indicate the name in which ownership of the New Securities on the DTC security listing position is to be recorded if different from the name of the person(s) signing this Letter. A Social Security Number will be required.

     7. Additional Copies. Additional copies of this Letter may be obtained from the Information Agent at the address listed below.

     8. Substitute Form W-9. You are required, unless an exemption applies, to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the holder's social security number or employer identification number, and with certain other information, on Substitute Form W-9, which is provided herewith and to certify under penalties of perjury, that such TIN is correct and that you are not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form may subject the holder (or other payee) to a penalty of $50 imposed by the Internal Revenue Service ("IRS") and a federal income tax backup withholding on the payment of the amounts due. The box in Part 3 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 3 is checked, the Exchange Agent will backup withhold on all payments until a TIN is provided to the Exchange Agent but not longer than 60 days, after which time the funds will be turned over to the IRS.

      IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE INFORMATION AGENT:

                          (GEORGESON SHAREHOLDER LOGO)

                          17 State Street, 10th Floor
                               New York, NY 10004

                     Banks and Brokers Call: (212) 440-9800

                  All Others Call (Toll Free): (800) 325-5997

                           IMPORTANT TAX INFORMATION

     By participating in the Exchange Offer, each holder will be deemed to have agreed, pursuant to terms of the indenture for the New Securities, to treat the New Securities as subject to the rules that apply to contingent payment debt obligations and to continue to accrue interest in the same manner and amount as described in the offering memorandum relating to the Old Securities. See "Risk Factors -- Risks Relating to the New Securities" of the Offering Circular for further information.

     Under U.S. federal income tax law, a holder whose Old Securities are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 and to certify that the TIN provided is correct (or that such holder is awaiting a TIN). If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments that are made to such holder may be subject to backup withholding.

     Certain holders (including, among others, all corporations and certain foreign individuals and entities) may be exempted from these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status (Form W-813EN). Such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Exchange Agent may be required to backup withhold on any such payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

                      WHAT NUMBER TO GIVE THE PAYING AGENT

     The holder is required to give the Exchange Agent the TIN, generally the social security number or employer identification number, of the record owner of the tendered Old Securities. If the Old Securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 3 is checked, the Exchange Agent will backup withhold on all payments until a TIN is provided to the Exchange Agent but not longer than 60 days, after which time the funds will be turned over to the IRS.